UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2009
RSC HOLDINGS INC.
RSC HOLDINGS III, LLC
RSC EQUIPMENT RENTAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-33485	22-1669012
DELAWARE	333-144625-01	41-2218971
ARIZONA	333-144625	86-0933835
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6929 E. Greenway Parkway, Suite 200
Scottsdale, Arizona
(Address of principal executive offices)

85254 (Zip Code)

(480) 905-3300
(Registrant’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
SIGNATURES

Item 7.01. Regulation FD Disclosure.
     Pursuant to Regulation FD, each registrant furnishes the information set forth below. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the filings of such registrant under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.
Proposed Unregistered Senior Notes Offering
     On November 2, 2009, RSC Equipment Rental, Inc. (“RSC”) and RSC Holdings III, LLC (together with RSC, the “Issuers”), each an indirect subsidiary of RSC Holdings Inc. (“RSC Holdings”), initiated an offering of senior notes due 2019 (the “Senior Notes”) in an aggregate principal amount of $200 million. The Issuers intend to use the proceeds from the sale of the Senior Notes to repay a portion of their borrowings under their Second Lien Term Facility (as defined below).
     The Senior Notes will be offered only to qualified institutional buyers under Rule 144A under the Securities Act, and to persons outside the United States under Regulation S under the Securities Act. The Senior Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
     The offering of the Senior Notes is not conditioned upon the effectiveness of either the ABL Amendment or the Second Lien Amendment (each as defined below).
Proposed Credit Agreement Amendments
     The Issuers intend to begin soliciting consents to (i) amendments (the “ABL Amendment”) to their credit agreement (the “Senior ABL Revolving Facility”) among RSC Holdings II, the Issuers, any other borrowers party thereto from time to time, RSC Equipment Rental of Canada Ltd., Deutsche Bank AG, New York Branch, as U.S. administrative agent and U.S. collateral agent, Deutsche Bank AG, Canada Branch, as Canadian administrative agent and Canadian collateral agent, the lenders party thereto from time to time, Wells Fargo Bank, N.A., as syndication agent, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as co-documentation agents, and Deutsche Bank Securities Inc., Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC, as joint lead arrangers and joint book managers and (ii) amendments (the “Second Lien Amendment”) to their credit agreement (the “Second Lien Term Facility”) among RSC Holdings II, the Issuers, any other borrowers party thereto from time to time, Deutsche Bank AG, New York Branch, as administrative agent, the lenders party thereto from time to time, Citicorp North America, Inc., as syndication agent, GE Capital Markets, Inc., as Senior Managing Agent, General Electric Capital Corporation, as documentation agent, and Deutsche Bank Securities Inc. and Citigroup Global Markets, Inc., as joint lead arrangers and joint book managers.
     The ABL Amendment will permit the Issuers to prepay indebtedness under the Second Lien Term Facility and redeem or repurchase senior unsecured notes, in each case with the proceeds from the issuance of permitted refinancing indebtedness without complying with the payment conditions set forth in the Senior ABL Revolving Facility. The Second Lien Amendment will permit the Issuers to issue senior unsecured notes, and indebtedness incurred in connection with any such issuances will not count against the general debt basket or any other debt incurrence requirement under the Second Lien Term Facility; provided that the proceeds from any such issuance of senior unsecured notes are used to repay indebtedness outstanding under the Second Lien Term Facility. In addition to any senior unsecured notes issued in accordance with the Second Lien Amendments, the Issuers will also be able to incur indebtedness in connection with the issuance of additional senior unsecured notes in an amount equal to the capacity available under the $275 general debt basket under the Second Lien Term Facility without being required to use the proceeds from such issuances to repay indebtedness under the Second Lien Term Facility. As of the date of this Report, the Issuers had $275 million of availability under the general debt basket, and the incurrence of indebtedness in connection with the issuance of the Senior Notes will utilize $200 million capacity under the basket. The Second Lien Amendments will also re-set the general debt basket under the Second Lien Term Facility to the extent that the general debt basket has been previously utilized to incur indebtedness in connection with the issuance of the Senior Notes described above.
     The solicitation with respect to the ABL Amendment and the Second Lien Amendment has not been launched as of the date of this Report, and there can be no guarantee that the Issuers will receive the requisite consents necessary to effect the proposed amendments.

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Forward-Looking Statements
     This report contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements are based on management’s current expectations and are subject to uncertainty and changes in factual circumstances. The forward-looking statements herein include statements regarding the offering of the Senior Notes, the ABL Amendment and the Second Lien Amendment.
     In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may”, “plan”, “seek”, “will”, “expect”, “intend”, “estimate”, “anticipate”, “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual results and developments may therefore differ materially from those described in this release.
     The registrants caution therefore that undue reliance should not be placed on these forward-looking statements. It is important to understand that the risks and uncertainties discussed in “Risk Factors” and elsewhere in each registrant’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, each as amended, as applicable, filed with the United States Securities and Exchange Commission could affect the registrants’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the registrants’ forward-looking statements.
     These forward-looking statements are not guarantees of future performance and speak only as of the date hereof, and, except as required by law, the registrants disclaim any obligation to update these forward-looking statements to reflect future events or circumstances.
     Nothing in this Form 8-K constitutes an offer to sell or the solicitation of an offer to buy any securities, including the Senior Notes.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSC Holdings Inc.
RSC Holdings III, LLC
RSC Equipment Rental, Inc.

By:	/s/ Kevin J. Groman

Name:	Kevin J. Groman
Title:	Senior Vice President, General Counsel and Corporate Secretary
Date: November 2, 2009

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